SERVICE PACKAGE NO. 1626
                                                     AMENDMENT NO. 0

                                         GAS STORAGE AGREEMENT
                                   (For Use Under Rate Schedule FS)


   This Agreement is made as of the 1st day of September 1993, by and between TENNESSEE GAS PIPELINE COMPANY, a Delaware corporation herein called "Transporter," and CONNECTICUT NATURAL GAS CORP a CONNECTICUT Corporation, herein called "Shipper." Transporter and Shipper collectively shall be referred to herein as the "Parties."


                          ARTICLE I - SCOPE OF AGREEMENT

   Following the commencement of service hereunder, in accordance with the terms of Transporter's Rate Schedule FS, and of this Agreement, Transporter shall receive for injection for Shipper's account a quantity of gas up to Shipper's Maximum Injection Quantity 3,100 dekatherms (Dth)(on any day ) and Maximum Storage Quantity of 465,003 dekatherms (Dth) (on a cumulative basis) and on demand shall withdraw from Shipper's storage account and deliver to Shipper a daily quantity of gas up to Shipper's Maximum Daily Withdrawal Quantity of 5,099 Dth.

                            ARTICLE II - SERVICE POINT

   The point or points at which the gas is to be tendered for delivery by Transporter to Shipper under this Agreement shall be at the storage service point at Transporter's Compressor Station 313, NORTHERN.

                                ARTICLE III - PRICE

   1. Shipper agrees to pay Transporter for all natural gas storage service furnished to Shipper hereunder, including compensation for system fuel and losses, at Transporter's legally effective rate or at any effective superseding rate applicable to the type of service specified herein. Transporter's present legally effective rate for said service is contained in Transporter's Tariff as filed with the Federal Energy Regulatory Commission.

   2. Shipper agrees to reimburse Transporter for any filing or similar fees, which have not been previously paid by Shipper, which Transporter incurs in rendering service hereunder.

   3. Shipper agrees that Transporter shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in
       (a) the rates and charges applicable to service pursuant to Transporter's Rate Schedule FS, (b) the rate schedule(s) pursuant to which service hereunder is rendered, or (c) any provision of the General Terms and Conditions applicable to those rate schedules. Transporter agrees that Shipper may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Transporter's existing FERC Gas Tariff as may be found necessary to assure Transporter just and reasonable rates.







                                                     SERVICE PACKAGE NO. 1626
                                                           AMENDMENT NO. 0

                                         GAS STORAGE AGREEMENT
                                   (For Use Under Rate Schedule FS)


         ARTICLE IV - INCORPORATION OF RATE SCHEDULE AND TARIFF PROVISIONS

   This agreement shall be subject to the terms of Transporter's Rate Schedule FS, as filed with the Federal Energy Regulatory Commission, together with the General Terms and Conditions applicable thereto (including any changes in said Rate Schedule or General Terms and Conditions as may from time to time be filed and made effective by Transporter).

                           ARTICLE V - TERM OF AGREEMENT

   This Agreement shall be effective as of the 1st day of September 1993, and shall remain in force and effect until November 1st, 2000 ("Primary Term") and on a month to month basis thereafter unless terminated by either Party upon at least thirty (30) days prior written notice to the other Party; provided, however, that if the Primary Term is one year or more, then unless Shipper elects upon one year's prior written notice to Transporter to request a lesser extension term, the Agreement shall automatically extend upon the expiration of the Primary Term for a term of five years; and shall automatically extend for successive five year terms thereafter unless Shipper provides notice described above in advance of the expiration of a succeeding term; provided further, if the FERC or other governmental body having jurisdiction over the service rendered pursuant to this Agreement authorizes abandonment of such service, this Agreement shall terminate on the abandonment date permitted by the FERC or such other governmental body.

                               ARTICLE VI - NOTICES

   Except as otherwise provided in the General Terms and Conditions applicable to this Agreement, any notice under this Agreement shall be in writing and mailed to the post office address of the Party intended to receive the same, as follows:

                     TRANSPORTER:  Tennessee Gas Pipeline Company
                                   P. O. Box 2511
                                   Houston, Texas  77252-2511

                                   Attention:  Transportation Marketing

                     SHIPPER:

                     NOTICES:      CONNECTICUT NATURAL GAS CORP
                                   100 COLUMBUS BLVD


                                   HARTFORD, CT  06144
                                   Attention:  JOHN P. RUDIAK







                                                     SERVICE PACKAGE NO. 1626
                                                            AMENDMENT NO. 0

                                         GAS STORAGE AGREEMENT
                                   (For Use Under Rate Schedule FS)

                     BILLING:      CONNECTICUT NATURAL GAS CORP
                                   100 COLUMBUS BLVD


                                   HARTFORD, CT  06144
                                   Attention:  Julia Schiavi

   or to such other address as either Party shall designate by formal written notice to the other.

                             ARTICLE VII - ASSIGNMENT

   Any company which shall succeed by purchase, merger or consolidation to the properties, substantially as an entirety, of Transporter or of Shipper, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Agreement.
   Otherwise no assignment of the Agreement or any of the rights or obligations thereunder shall be made by Shipper, except pursuant to the General Terms and Conditions of Transporter's FERC Gas Tariff.


   It is agreed, however, that the restrictions on assignment contained in this Article shall not in any way prevent either Party to the Agreement from pledging or mortgaging its rights thereunder as security for its indebtedness.

                           ARTICLE VIII - MISCELLANEOUS

   8.1 The interpretation and performance of this Agreement shall be in accordance with and controlled by the laws of the State of Texas, without regard to doctrines governing choice of law.

   8.2 If any provision of this Agreement is declared null and void, or voidable, by a court of competent jurisdiction, then that provision will be considered severable at either Party's option; and if the severability option is exercised, the remaining provisions of the Agreement shall remain in full force and effect.

   8.3 Unless otherwise expressly provided in this Agreement or Transporter's Tariff, no modification of or supplement to the terms and provisions stated in this Agreement shall be or become effective, until Shipper has submitted a request for change through the TENN-SPEED (Trademark) 2 System and Shipper has been notified through TENN-SPEED 2 of Transporter's agreement to such change.

                      ARTICLE IX - PRIOR AGREEMENTS CANCELLED

   Transporter and Shipper agree that this Agreement, as of the date hereof, shall supersede and cancel the following Agreement(s) between the Parties hereto:

   Agreement for Storage Service dated July 01, 1992.



                                                    SERVICE PACKAGE NO. 1626
                                                            AMENDMENT NO. 0

                                         GAS STORAGE AGREEMENT
                                   (For Use Under Rate Schedule FS)


   IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their authorized agents.



                     TENNESSEE GAS PIPELINE COMPANY


                     BY Byron S. Wright           4-7-95
                        -------------------------
                       Agent and Attorney-in-fact
                            Byron S. Wright

                     CONNECTICUT NATURAL GAS CORP.


                     BY E.M. Karanian
                        --------------------------

                     TITLE  Asst VP Energy Planning and Procurement
                           ----------------------------------------

                     DATE 2/9/95
                         -------






























                                    EXHIBIT "A"
                       TO FIRM GAS STORAGE SERVICE AGREEMENT
                             DATED September 1st, 1993
                                      BETWEEN
                          TENNESSEE GAS PIPELINE COMPANY
                                        AND
                           CONNECTICUT NATURAL GAS CORP


   SERVICE PACKAGE: 1626
   AMENDMENT:  0

   SERVICE PACKAGE MSQ:  465,003
   MAXIMUM DAILY WITHDRAWAL QUANTITY:  5,099
   MAXIMUM DAILY INJECTION QUANTITY:  3,100

   SERVICE POINT:  Compressor Station 313, NORTHERN
   INJECTION METER:  060018,  TGP - NORTHERN STORAGE INJECTION
   WITHDRAWAL METER:  070018,  TGP - NORTHERN STORAGE WITHDRAWAL

     METER METER NAME                                COUNTY ST  ZONE I/WLEG TOTAL-TQ  BILLABLE-TQ
    ----------------------------------------------------------------------------------------------
    060018 TGP - NORTHERN STORAGE INJECTION          POTTER PA   04   I 300  3,100       3,100
                                                        Total Injection TQ:  3,100       3,100
    070018 TGP - NORTHERN STORAGE WITHDRAWAL         POTTER PA   04   W 300  5,099       5,099
                                                       Total Withdrawal TQ:  5,099       5,099



   NUMBER OF INJECTION POINTS: 1
   NUMBER OF WITHDRAWAL POINTS: 1

   Note: Exhibit "A" is a reflection of the contract and all amendments as of the amendment effective date.

























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